As filed with the Securities and Exchange Commission on June 3, 1999

                                                   Registration No. 333-
                                                                        --------
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933


                           BJ'S WHOLESALE CLUB, INC.
            (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                        04-3360747
 (State or Other Jurisdiction of                       (I.R.S. Employer
 Incorporation or Organization)                     Identification Number)

One Mercer Road, Natick, Massachusetts                        01760
(Address of Principal Executive Offices)                    (Zip Code)


                     1997 STOCK INCENTIVE PLAN, AS AMENDED
                           (Full Title of the Plan)


                           John J. Nugent, President
                           BJ's Wholesale Club, Inc.
                                One Mercer Road
                          Natick, Massachusetts 01760
                    (Name and Address of Agent for Service)

                                (508) 651-7400
         (Telephone Number, Including Area Code, of Agent for Service)


                        CALCULATION OF REGISTRATION FEE

================================================================================
                                  Proposed       Proposed
    Title of                      Maximum        Maximum
   Securities        Amount       Offering      Aggregate       Amount of
      to be           to be         Price        Offering     Registration
   Registered      Registered     Per Share        Price           Fee
   ----------      ----------     ---------     ---------     ------------
--------------------------------------------------------------------------------
Common Stock,        2,000,000
 $.01 par value      shares      $25.63 (1)    $51,260,000 (1)   $14,251

=================----------------------------------------==================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Registrant's Common Stock as reported by the New York Stock Exchange on June 1, 1999 in
                                                                ------
     accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.

================================================================================

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PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in documents sent or given to participants in the Registrant's 1997 Stock Incentive Plan, as amended, pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").


PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement of Incorporation by Reference

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-31015, filed by the Registrant on July 10, 1997, relating to the Registrant's 1997 Stock Incentive Plan.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Natick, Massachusetts on June 3, 1999.


                              BJ'S WHOLESALE CLUB, INC.



                              By:  /s/ John J. Nugent
                                  ---------------------------------------
                                  John J. Nugent
                                  President and Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of BJ's Wholesale Club, Inc. hereby severally constitute John J. Nugent, Frank D. Forward, Arthur T. Silk, Jr. and Sarah M. Gallivan, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable BJ's Wholesale Club, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                               Title                   Date
    ---------                               -----                   ----

 /s/ John J. Nugent                   President, Chief          June 3, 1999
------------------------------------  Executive Officer and
  John J. Nugent                      Director (Principal
                                      Executive Officer)

 /s/ Frank D. Forward                 Executive Vice            June 3, 1999
------------------------------------  President
  Frank D. Forward                    and Chief Financial
                                      Officer (Principal
                                      Financial and
                                      Accounting Officer)

  /s/ Herbert J. Zarkin               Chairman of the Board     June 3, 1999
------------------------------------  of Directors
   Herbert J. Zarkin

  /s/ S. James Coppersmith            Director                  June 3, 1999
------------------------------------
   S. James Coppersmith

 /s/ Kerry L. Hamilton                Director                  June 3, 1999
------------------------------------
  Kerry L. Hamilton

  /s/ Bert N. Mitchell                Director                  June 3, 1999
------------------------------------
   Bert N. Mitchell

  /s/ Thomas J. Shields               Director                  June 3, 1999
------------------------------------
   Thomas J. Shields

  /s/ Lorne R. Waxlax                  Director                  June 3, 1999
------------------------------------
   Lorne R. Waxlax

 /s/ Edward J. Weisberger             Director                  June 3, 1999
------------------------------------
  Edward J. Weisberger

                                       3
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                                 EXHIBIT INDEX


 Exhibit
  Number                               Description
 --------                              -----------

   4.1 Specimen Certificate of Common Stock, $.01 par value per share, of the Registrant is incorporated herein by reference to Exhibit
               4.1 to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-25511)

   4.2 Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 4.1 the Registrant's Registration Statement on Form S-8 (File No. 333-31015)

   4.3 Amended and Restated By-Laws of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K dated April 7, 1999 (File No. 001-13143)

   4.4 Rights Agreement, dated as of July 10, 1997, between the Registrant and First Chicago Trust Company of New York is incorporated herein by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A (File No. 001-13143)

   4.5 Amendment No. 1 to Rights Agreement, dated as of February 4, 1999, by and between the Registrant and First Chicago Trust Company of New York is incorporated herein by reference to
               Exhibit 2 to the Company's Amendment No. 1 to Registration Statement on Form 8-A/A (File No. 001-13143)

    5          Opinion of Hale and Dorr LLP

  23.1         Consent of Hale and Dorr LLP (included in Exhibit 5)

  23.2         Consent of PricewaterhouseCoopers LLP

   24 Power of Attorney (included in the signature pages of this Registration Statement)